Restricted cash	12 Months Ended
Dec. 31, 2021
Restricted Cash [Abstract]
Restricted cash

Note 15	Restricted cash

In Q1 2021, we entered into a $107 million subsidy agreement with the Government of Québec to facilitate the deployment of high-speed Internet in certain areas of the province of Québec by September 2022. In 2021, we received $97 million of the total committed funding, with the remainder expected upon completion of the project.
As a result, we recorded $82 million in Other current assets as restricted cash with a corresponding liability in Trade payables and other liabilities on the statement of financial position at December 31, 2021. Additionally, we recorded $15 million as a reduction of capital expenditures on the consolidated statements of cash flows (statements of cash flows).